Exhibit 3.121

AMENDMENT TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

OHI Healthcare Properties Limited Partnership, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

first:  The name of the limited partnership is OHI Healthcare Properties Limited Partnership, L.P.

SECOND:  Article 1 of the Certificate of Limited Partnership shall be amended as follows:

“1.	The name of the limited partnership is OHI Healthcare Properties Limited Partnership.”

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership on this 19th day of November, 2014.

Omega Healthcare Investors, Inc., a Maryland corporation, its general partner

By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

CERTIFICATE OF LIMITED PARTNERSHIP

OF

OHI Healthcare Properties Limited Partnership, L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

1.         The name of the limited partnership is OHI Healthcare Properties Limited Partnership, L.P.

2.         The address, including street, number, city, and county, of the registered office of the limited partnership in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, Zip Code 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

3.         The name and mailing address of the sole general partner are as follows:

Name	Mailing Address
Omega Healthcare Investors, Inc.	200 International Circle Suite 3500 Hunt Valley, Maryland 21030

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership on this 24th day of October, 2014.

OHI Healthcare Properties Limited Partnership, L.P.
By:	Omega Healthcare Investors, Inc., a Maryland corporation, its general partner

	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Authorized Officer
(Chief Financial Officer and Treasurer)